UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 8, 2021

Lakeland Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 Oak Ridge Road, Oak Ridge, New Jersey 07438
(Address of Principal Executive Offices) (Zip Code)

(973) 697-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LBAI	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 11, 2021, Lakeland Bancorp, Inc. (“Lakeland Bancorp”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with 1st Constitution Bancorp (“1st Constitution”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, 1st Constitution will merge with and into Lakeland Bancorp, with Lakeland Bancorp continuing as the surviving entity (the “Merger”).

In connection with the Merger, Lakeland Bancorp has prepared a document describing certain risk factors related to the Merger Agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

In connection with the Merger, the following financial statements are to be filed as part of this report:

(a)	Financial Statements of Probable Business Acquisition

i.

Audited consolidated balance sheets of 1st Constitution as of the years ended December 31, 2020 and 2019, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows of 1st Constitution for each of the three years in the period ended December 31, 2020, the notes related thereto, and the Independent Registered Public Accounting Firm Report of BDO USA, LLP, dated March 15, 2021, are filed herewith as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

ii.

Unaudited condensed consolidated financial statements of 1st Constitution as of and for the six months ended June 30, 2021 and 2020, and the notes related thereto, are filed herewith as Exhibit 99.3 and are incorporated into this Item 9.01(a) by reference.

(b)

Pro Forma Financial Information. The following pro forma financial statements giving effect to the merger with 1st Constitution are filed herewith as Exhibit 99.4 and are incorporated into this Item 9.01(b) by reference:

i.	Lakeland Bancorp unaudited pro forma combined consolidated financial information as of June 30, 2021 and for the year ended December 31, 2020 and the six months ended June 30, 2021.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of BDO USA, LLP

99.1	Risk Factors

99.2	1st Constitution Bancorp – Audited consolidated balance sheets as of the years ended December 31, 2020 and 2019, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2020, the notes related thereto, and the Independent Registered Public Accounting Firm Report of BDO USA, LLP, dated March 15, 2021.

99.3	1st Constitution Bancorp – Unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2021 and 2020, and the notes related thereto.

99.4	Lakeland Bancorp, Inc. – Unaudited pro forma combined consolidated financial information as of June 30, 2021 and for the year ended December 31, 2020, and the six months ended June 30, 2021

104	The cover page from the Company’s Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lakeland Bancorp, Inc.

Date: September 8, 2021	By:	/s/ Timothy J. Matteson
Name: Timothy J. Matteson
Title: Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary